UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2005
                                                         -----------------

                          WESTERN PLAINS ENERGY, L.L.C.
             (Exact name of registrant as specified in its charter)

              Kansas                       0-50714               48-1247506
   ------------------------------      ----------------     ------------------
  (State or other jurisdiction of      (Commission File      (I.R.S. Employer
  incorporation or organization)           Number)          Identification No.)

                     3022 County Road 18
                         Oakley, KS                           67748
        ----------------------------------------           ----------
        (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number including area code: (785) 672-8810
                                                           --------------


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On December 14, 2005, Michael Erhart resigned as the Chief Executive Officer and General Manager of Western Plains Energy, L.L.C. ("Company"). His resignation will be effective December 30, 2005.

     The Board of Managers has appointed Eric Robben to act as Interim Chief Executive Officer pending completion of a search to fill the position on a permanent basis. Mr. Robben presently serves as safety director for the Company.

     In October 2005, David Vander Griend notified the Board that he declined to stand for re-election as a manager. His term of office expires at the next annual meeting of members, presently scheduled for March 2006.

Item 8.01 Other Events.

     At a meeting on November 16, 2005, the Board of Managers approved, subject to approval of its principal lender and receipt of audited financial statements, a cash distribution to its members in the amount of $1,600 per unit. Approval of the lender was received on December 28, 2005. It is anticipated that the distribution will be mailed to members on or about December 29, 2005.

Cautionary Statement for Purposes of the "Safe Harbor "Provisions of the Private Securities Litigation Reform Act of 1995.

     The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the willingness and ability of third parties to honor their contractual obligations, the availability of equipment and qualified personnel, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company's filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WESTERN PLAINS ENERGY, L.L.C.



Date:  December 30, 2005                   By:  /s/ Michael J. Erhart
                                               ------------------------------
                                               Michael J. Erhart
                                               Chief Executive
                                               Officer and General Manager